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                                                                   EXHIBIT 10.32

                   SERIES C REPURCHASE AND EXCHANGE AGREEMENT

               Series C Repurchase and Exchange Agreement dated as of November 20, 1996 among All-Comm Media Corporation (the "Company"), Newark Sales Corp. ("Newark") and Saleslink Ltd. ("Saleslink").

               WHEREAS, the Company has issued and outstanding 2,000 shares of its Series C Convertible Preferred Stock, par value $.01 per share (the "Series C Preferred Stock");

               WHEREAS, Newark and Saleslink are the holders of all of the issued and outstanding shares of Series C Preferred Stock;

               WHEREAS, the shares of Series C Preferred Stock are currently convertible into 166,666 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), in accordance with the certificate of designations of the Series C Preferred Stock;

               WHEREAS the holders of the Series C Preferred Stock also hold warrants exercisable for 3,000,000 shares of Common Stock (the "Series C Warrants");

               WHEREAS, the Company has filed a registration statement with the Securities and Exchange Commission for a proposed underwritten public offering (the "Offering") of shares of Common Stock, and for the delayed offering of shares of Common Stock by certain delayed selling securityholders;

               WHEREAS, the lead underwriter for the Offering has advised the Company that the existence of the current number of outstanding options, warrants or other rights convertible or exercisable for shares of the Common Stock could be detrimental to the Offering and to secondary trading in the Common Stock following consummation of the Offering;

               WHEREAS, the holders of Series C Preferred Stock are willing to enter into this Agreement in order to induce the Company to proceed with the Offering and in order to obtain the benefits of this Agreement;

               NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, and receipt and sufficiency which are hereby acknowledged, the parties hereto agree as follows:

               1. Repurchase of Series C Preferred Stock. Conditional upon but immediately prior to the consummation of the

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Series C Repurchase and
Exchange Agreement, Page 2

Offering, each of the undersigned holders of Series C Preferred Stock agrees sell, and the Company agrees to repurchase, all 2,000 of the outstanding shares of Series C Preferred Stock for an aggregate of $1,000,000, to be paid pro rata to such holders based on the number of shares of Series C Preferred Stock held.

               2. Conversion of Warrants. Simultaneously with the repurchase of the Series C Preferred Stock as set forth in paragraph 1, the Series C Warrants shall be cancelled and shall cease to be outstanding and will be exchanged for an aggregate of 600,000 shares of Common Stock, to be issued pro rata based on the number of Series C Warrants held.

               3. Securities Law Matters. Each of the undersigned holders of Series C Preferred Stock severally acknowledges and agrees that: (a) the shares of Common Stock to be issued to it upon exchange of the Series C Warrants have not been registered under the Securities Act of 1933, as amended (the "Securities Act"); (b) such shares may not be freely resold or transferred absent registration under the Securities Act or an exemption therefrom; (c) it is acquiring such shares for its own account for investment purposes only and not with a view towards the resale or distribution thereof; (d) it may be required to hold such shares for an indefinite period; (e) certificates representing such shares may bear restrictive legends and the Company may instruct its transfer agent to place stop transfer orders with respect thereto;
(f) it is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act; (g) it is aware that the Company is issuing such Common Stock in transactions exempt from the registration requirements of the Securities Act pursuant to Regulation D or other exemptions from registration; and (h) it is not an "affiliate" of Broad Capital Associates, Inc. within the meaning of the Securities Act.

               4. Miscellaneous. This Agreement may not be modified except in a writing signed by or on behalf of all of the parties hereto. This Agreement constitutes the entire agreement of the parties with respect to the repurchase of the outstanding shares of Series C Preferred Stock and the exchange of the Series C



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Series C Repurchase and
Exchange Agreement, Page 3

Warrants. This Agreement may be signed in one or more counterparts, all of which shall constitute a single original.

               IN WITNESS WHEREOF, each of the undersigned has duly caused this Agreement to be signed on its behalf as of this 20th day of November, 1996.

All-Comm Media Corporation                  Newark Sales Corp.



By:                                         By:
   ----------------------------                   ----------------------------
    Name:                                         Name:
    Title:                                        Title:




                                            Saleslink Ltd.



                                            By:
                                                  -----------------------------
                                                  Name:
                                                  Title:


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